Goodwill, Product Rights and Other Intangible Assets - Schedule of Annual Amortization Expense on Product Rights and Related Intangibles (Detail) (Product rights and other related intangibles [Member], USD $)
In Millions, unless otherwise specified
Dec. 31, 2012
Product rights and other related intangibles [Member]
Product Rights [Line Items]
2013	$ 614
2014	596
2015	514
2016	426
2017	$ 408